GUARDIAN VARIABLE PRODUCTS TRUST

Guardian Core Fixed Income VIP Fund
Guardian Multi-Sector Bond VIP Fund
Guardian Short Duration Bond VIP Fund
Guardian Total Return Bond VIP Fund
Guardian U.S. Government Securities VIP Fund
(each, a "Fund," and collectively, the "Funds")

Supplement dated March 16, 2023
to the Prospectus and Statement of Additional Information ("SAI")
dated May 1, 2022, as supplemented

Effective immediately, Andrew Liggio is added as a portfolio manager of Guardian Core Fixed Income VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund. He continues to serve as a portfolio manager of Guardian Multi-Sector Bond VIP Fund.

The biographical information relating to Mr. Liggio on page 147 of the Prospectus is hereby deleted and replaced in its entirety by the following:

Andrew Liggio, CFA
Co-Portfolio Manager of the Manager

Guardian Core Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund

Andrew Liggio is a managing director, portfolio manager and head of public fixed income at Guardian Life. Mr. Liggio has over 25 years of experience as an analyst and investor, including extensive experience with loan, bond, CLO, and hedge fund portfolios. Before joining Guardian in 2016, he was a partner and analyst at Castle Hill Asset Management and also an analyst at Merrill Lynch Investment Managers. He began his career as an auditor at Arthur Andersen and a credit analyst at The Bank of New York. Mr. Liggio holds an MBA from Georgetown University and a B.S. in accounting from Fairfield University. He holds a Chartered Financial Analyst® (CFA) designation and is a member of the CFA Institute.

Please refer to the Funds' Prospectus and SAI for additional information about Mr. Liggio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.